FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2015
Fair Value Disclosures [Abstract]
FINANCIAL INSTRUMENTS

NOTE 12 - FINANCIAL INSTRUMENTS

At December 31, 2015 and 2014, the carrying amounts and fair values of our financial instruments were as follows:

	2015		2014
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(in thousands)
Assets:
Cash and cash equivalents	$5,424	$5,424	$4,489	$4,489
Restricted cash	14,607	14,607	29,076	29,076
Investments in direct financing leases – net	587,701	584,358	539,232	539,232
Mortgage notes receivable – net	679,795	687,130	648,079	642,626
Other investments – net	89,299	90,745	48,952	49,513
Totals	$1,376,826	$1,382,264	$1,269,828	$1,264,936
Liabilities:
Revolving line of credit	$230,000	$230,000	$85,000	$85,000
Tranche A-1 term loan	200,000	200,000	200,000	200,000
Tranche A-2 term loan	200,000	200,000	—	—
Omega OP term loan	100,000	100,000	—	—
2015 term loan	250,000	250,000	—	—
7.50% notes due 2020 – net	—	—	198,235	264,269
6.75% notes due 2022 – net	—	—	580,410	677,851
5.875% notes due 2024 – net	400,000	429,956	400,000	449,242
4.95% notes due 2024 – net	395,333	403,064	394,768	410,358
4.50% notes due 2025 – net	248,099	242,532	247,889	244,053
5.25% notes due 2026 – net	598,343	612,760	—	—
4.50% notes due 2027 – net	690,494	667,651	—	—
GE term loan due 2019	180,000	180,000	—	—
HUD debt – net	56,204	52,678	251,454	266,434
Subordinated debt – net	20,613	24,366	20,747	26,434
Totals	$3,569,086	$3,593,007	$2,378,503	$2,623,641

Fair value estimates are subjective in nature and are dependent on a number of important assumptions, including estimates of future cash flows, risks, discount rates and relevant comparable market information associated with each financial instrument (see Note 2 – Summary of Significant Accounting Policies). The use of different market assumptions and estimation methodologies may have a material effect on the reported estimated fair value amounts.

The following methods and assumptions were used in estimating fair value disclosures for financial instruments.

•	Cash and cash equivalents and restricted cash: The carrying amount of cash and cash equivalents and restricted cash reported in the Consolidated Balance Sheets approximates fair value because of the short maturity of these instruments (i.e., less than 90 days) (Level 1).

•	Direct financing leases: The fair value of the investments in direct financing leases are estimated using a discounted cash flow analysis, using interest rates being offered for similar leases to borrowers with similar credit ratings (Level 3).

•	Mortgage notes receivable: The fair value of the mortgage notes receivables are estimated using a discounted cash flow analysis, using interest rates being offered for similar loans to borrowers with similar credit ratings (Level 3).

•	Other investments: Other investments are primarily comprised of notes receivable. The fair values of notes receivable are estimated using a discounted cash flow analysis, using interest rates being offered for similar loans to borrowers with similar credit ratings (Level 3).

•	Revolving line of credit and term loans: The fair value of our borrowings under variable rate agreements are estimated using an expected present value technique based on expected cash flows discounted using the current market rates (Level 3).

•	Senior notes and subordinated debt: The fair value of our borrowings under fixed rate agreements are estimated using an expected present value technique based on open market trading activity provided by a third party (Level 2).

•	HUD debt: The fair value of our borrowings under HUD debt agreements are estimated using an expected present value technique based on quotes obtained by HUD debt brokers (Level 2).